Related party transactions (Tables)	6 Months Ended
Feb. 29, 2024
Related Party Transactions
Schedule of related parties compensation

	Three months ended February 29,	Three months ended February 28,	Six months ended February 29,	Six months ended February 28,
Directors and key management personnel	2024	2023	2024	2023
Remuneration(1)	$429	$510	$864	$976
Share-based compensation expense	321	559	1,014	1,274
Total directors and key management personnel	$750	$1,069	$1,878	$2,250
(1)	Remuneration includes salaries and benefits for certain key management personnel and director fees. Certain members of the board of directors have employment or service contracts with the Company. Directors are entitled to director fees and share-based compensation for their services and officers are entitled to cash remuneration and share-based compensation for their employment services.